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                                                                    EXHIBIT 10.1


               Regulierungsbehorde fur Telekommunikation und Post




                [Coat of Arms of the Federal Republic of Germany]






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                               License Certificate




                        LICENSE OF THE LICENSE CATEGORY 3


                   FOR THE OPERATION OF TRANSMISSION NETWORKS


             FOR THE OFFERING OF PUBLIC TELECOMMUNICATIONS SERVICES


                            BY THE LICENSEE OR OTHERS


On the basis of the application of June 22, 1998, the Regulierungsbehorde fur Telekommunikation und Post(1) (Reg TP, Licensor), pursuant to sec. 6 para. 1 no. 1, para. 2 no. 1 c) in conjunction with sec. 8 paragraphs 1 through 3 and sec. 50 para. 2 sentence 1 of the 'Telekommunikationsgesetz' (TKG) [German Telecommunications Act] of July 25, 1996 ('Bundesgesetzblatt' [Federal Law Gazette] I, p. 1120), hereby grants

                         ARCIS MEDIACOM MANAGEMENT GMBH

                        TRIMBURGSTRASSE 2, 81249 MUNCHEN

                                   (LICENSEE)

(hereinafter only referred to as Licensee) a license of the license category 3 for the operation of transmission networks for public telecommunications services by the Licensee or others.

The application of June 22, 1998 is part of this License.

This License is registered under no. 98 03 0188.


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(1) FCC equivalent

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1        SUBJECT MATTER OF THE LICENSE


1.1      SUBSTANTIVE SCOPE OF APPLICATION


         By this License, the Licensee is granted the right to operate in the license territory, within the framework of the license category 3, transmission networks via which public telecommunications services are offered by the Licensee itself or by others, in compliance with the 'Telekommunikationsgesetz' and the legal ordinances based thereon.

         This Licensee will be entitled to operate transmission networks also in the form of radio links if and to the extent that it has been allocated the frequences necessary therefor pursuant to sections 44 through 48 TKG and the frequency ordinances based thereon. These frequency allocations will be part of this License.

         This License does not grant the right of offer voice telephone services (sec. 6 para. 2 no. 2 TKG) or to operate transmission networks for public mobile or satellite system services (sec. 6 para. 2 no. 1 a) and b) TKG).

1.2      TERRITORIAL SCOPE OF APPLICATION

         The license territory covers the following area:

             1.   FEDERAL STATE BAVARIA

             2.   FEDERAL STATE BADEN-WURTTEMBERG

             3.   FEDERAL STATE SCHLESWIG-HOLSTEIN

             4.   FEDERAL STATE BERLIN

             5.   FEDERAL STATE HANSEATIC CITY OF HAMBURG

             6.   FEDERAL STATE HANSEATIC CITY OF BREMEN INCLUDING BREMERHAVEN

             7.   IN THE FEDERAL STATE HESSE:


                  a. towns not belonging to          Wiesbaden, Frankfurt am Main,
                     a county:                             Offenbach/Main, Darmstadt,

                  b. counties:                       Bergstrasse, Darmstadt-Dieburg, Gross-Gerau,
                                                           Hochtaunuskreis, Main-Kinzig-Kreis, Main-
                                                           Taunus-Kreis, Odenwaldkreis, Offenbach,
                                                           Rheingau-Taunus, Wetteraukreis


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             8.   IN THE FEDERAL STATE RHINELAND-PALATINATE:


                  a. towns not belonging to            Ludwigshafen am Rhein, Mainz, Frankenthal,
                     a county:                             Worms, Speyer

                  b. counties:                         Mainz-Bingen, Ludwigshafen, Alzey-Worms,
                                                           Bad Durkheim

             9.   IN THE FEDERAL STATE LOWER SAXONY:


                  a. towns not belonging to            Hannover, Braunschweig, Salzgitter,
                     a county:                             Wolfsburg

                  b. counties:                             Peine, Hildesheim, Hannover, Harburg, Stade

             10.  IN THE FEDERAL STATE NORTH RHINE-WESTPHALIA


                  a. towns not belonging to            Dusseldorf, Duisburg, Essen, Krefeld,
                     a county:                             Monchengladbach, Muhlheim a.d.Ruhr,
                                                           Oberhausen, Remscheid, Solingen, Wuppertal,
                                                           Bottrop, Gelsenkirchen, Koln, Leverkusen,
                                                           Dortmund, Bochum, Herne, Hagen

                  b. counties:                             Mettmann, Neuss, Ennepe-Ruhr-Kreis

             11.  IN THE FEDERAL STATE SAXONY:


                  a. the cities Leipzig and Dresden

                  b. in the county Meissen:        Cossebaude, Grossdittmannsdorf, Moritzburg,
                                                           Promnitztal, Radebeul, Reichenberg


                  c. in the county Sachsische Schweiz: Schonfeld-Weissig

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

                  d. in the county Kamenz:             Amsdorf b. Radeberg, Grosserkmannsdorf,
                                                           Hermsdorf, Kleinrohrsdorf, Langebruck,
                                                           Medingen, Ottendorf-Okrilla, Radeberg,
                                                           Ullersdorf b. Radeberg, Wachau b. Radeberg,
                                                           Wallroda, Weixdorf

                  e. in the county Leipziger Land:     Bienitz, Bohlitz-Ehrenberg, Borsdorf,
                                                           Engelsdorf, Grossdeuben, Grosslehna,
                                                           Grossposna, Holzhausen, Kitzen,
                                                           Kulkwitz, Liebertwolkwitz, Lindenthal,
                                                           Lutzschena-Stahmein, Markkleeberg,
                                                           Markranstadt, Miltitz, Molkau, Panitzsch,
                                                           Podelwitz, Schkeuditz, Seehausen, Taucha,
                                                           Wiederitzsch, Zwenkau

             12.  IN THE FEDERAL STATE BRANDENBURG:

                  a. the City of Potsdam.


2        USE OF PUBLIC ROADS AND WAYS

         The Licensor grants the Licensee the right, pursuant to sec. 50 para. 2 sentence 1 TKG, to gratuitously use public roads and ways for telecommunication connections (sec. 3 no. 20 TKG), which the Licensee needs to exercise the license rights, in accordance with sections 50 through 58 TKG if and to the extent that the purpose of dedication of the public roads and ways is not permanently limited thereby.

3        COLLATERAL PROVISIONS

3.1      CHANGE IN THE COMMERCIAL REGISTER

         The Licensor must immediately be notified of any change in the Commercial Register with a certified excerpt from the Commercial Register to be attached to the notification. This information is necessary in order to be able to assess whether the basis for the license pursuant to sec. 8 para. 3 sentence 2 no. 2 TKG continues to exist



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         and to ensure the fulfillment of the obligations in case of a change of the Licensee and/or a change in ownership pursuant to sec. 9 TKG.


3.2      OFFER OF TRANSMISSION NETWORKS

         The Licensor must immediately be notified of the offering of transmission channels pursuant to Annex II to the 'Council Directive 92/44/EEC of June 05, 1992 concerning the Introduction of Unbundled Network Access in Case of Lease Lines' (O.J. EC no. L 165 of June 19, 1992, p. 27), amended by the Commission decision 94/439/EEC of June 15, 1994 (O.J. EC no. L 181 of July 15, 1994, p. 40). This information is necessary in order to determine the market share regarding the obligation to provide universal services pursuant to sec. 18 para. 1 TKG.

3.3      SAFETY OFFICER AND DOCUMENTS PURSUANT TO SEC. 87 PARA. 2 TKG

         The Licensee is hereby directed to designate the safety officer until the start of operations, to submit the documents referred to in sec. 87 para. 2 TKG and to make the declaration pursuant to sec. 87 para. 2 sentence 2 TKG.


4        INFORMATION

4.1      TECHNICAL IMPLEMENTATION OF CONTROL MEASURES PURSUANT TO SEC. 88 TKG

         Since no time schedule for the submission of the concept for the implementation of the control measures prescribed by law and for the implementation of the control technology was attached to the license application, it is hereby pointed out that the technical configuration of the systems for the implementation of telecommunications control measures required by law pursuant to sec. 88 para. 2 sentence 1 requires the permit of the Regulierungsbehorde. The putting into operation of the telecommuni-cations system before furnishing the proof, that is to be provided within the framework of the acceptance, that the prerequisites of licensing are fulfilled is illegal pursuant to sec. 88 para. 2 sentence 4 in conjunction with sec. 96 para. 1 no. 13 and no. 14 and may, in conjunction with sec. 15 TKG, lead to the revocation of the license

4.2      LIABILITY TO PAY A FEE

         The grant of the license is subject to a fee pursuant to sec. 16 para. 1 sentence 1 TKG. The fee will be assessed by separate notice on the basis of the 'Telekommunikations-Lizenzgebuhrenverordnung' (TKLGebV) [Telecommunications License Fee Ordinance] of July 28, 1997 (BGBl. I, p. 1936).

4.3      LIABILITY TO PAY FEES AND CONTRIBUTIONS IN CASE OF ALLOCATION OF
         FREQUENCIES

         The allocation of frequencies, if any, for the operation of transmission channels in the form of radio links is subject to fees and contributions pursuant to sec. 48 TKG and pursuant to the 'Frequenzgebuhrenverordnung' (FGebV) [Frequency Fee Ordinance] of

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         May 21, 1997 (BGBl. I, p. 1126) and the
         'Frequenznutzungsbeitragsverordnung' (FBeitrV) [Ordinance relative to the Frequency Use Contribution] of November 19, 1996 (BGBl. I, p.
         1790) which have been issued on the basis of sec. 48 TKG. Frequency allocation fees and frequency use contributions are assessed by separate notice. Modifications of the allocation and the new allocation of frequencies are made by separate administrative acts.

4.4      TRANSMISSION OF RADIO BROADCASTS

         In case of operation of transmission channels for which frequencies for the transmission of radio broadcasts must be allocated, reference is hereby made to sec. 47 para. 3 TKG which is applicable within the framework of the frequency allocation.

4.5      ADDITIONAL COLLATERAL PROVISIONS

         Pursuant to sec. 8 para. 2 sentence 2 TKG, additional collateral provisions may be issued for this License also after this License has been granted.

4.6      OTHER

         It is hereby pointed out that also the further provisions of the TKG must be complied with.



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                        INSTRUCTIONS AS TO LEGAL REMEDIES


Within one (1) month from notification, a complaint may be filed against this administrative act with the Verwaltungsgericht Koln [Administrative Court Cologne], Appellhofplatz, 50667 Koln, in writing or on the record of the clerk of the court. The plaintiff, the defendant and the subject of the complaint must be indicated in the complaint. The complaint is to contain a specific petition. The facts and the evidence serving to substantiate the complaint are to be indicated. A sufficient number of copies is to be attached to the complaint and the exhibits so that all parties involved can be given a copy. The complaint has no suspensive effect.





Regulierungsbehorde fur
Telekommunikation und Post                            Mainz, September 08, 1998


i.A. (Signature) Zufall              [Seal of
                             Regulierungsbehorde fur
                           Telekommunikation und Post]






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                                NOTICE OF CHANGE


                      REGARDING THE LICENSE NO. 98 03 0188





                   FOR THE OPERATION OF TRANSMISSION NETWORKS


             FOR THE OFFERING OF PUBLIC TELECOMMUNICATIONS SERVICES


                            BY THE LICENSEE OR OTHERS


                              (LICENSE CATEGORY 3)





The license granted to


                         ARCIS MEDIACOM MANAGEMENT GMBH


                        TRIMBURGSTRASSE 2, 81249 MUNCHEN


                                   (LICENSEE)


on September 08, 1998 on the basis of sec. 6 para. 1 no. 1, para. 2 no. 1 c) in conjunction with sec. 8 paragraphs 1 through 3 and sec. 50 para. 2 sentence 1 of the 'Telekommunikationsgesetz' (TKG) [German Telecommunications Act) of July
25, 1996 ('Bundesgesetzblatt' [Federal Law Gazette] I, p. 1120), is hereby changed as follows by the Regulierungsbehorde fur Telekommunikation and Post(1) pursuant to sec. 8 para. 1 TKG as per request of February 12, 1999:

The territorial scope of application pursuant to para. 1.2 of the license no. 98 03 0188 is hereby extended to the FEDERAL REPUBLIC OF GERMANY.

The provisions of the license notice concerning the license no. 98 03 0188 of September 08, 1998 continue to be valid if and to the extent that no changes or further measures are required in this Notice of Change.

This Notice of Change with respect to the above-mentioned license is subject to fee pursuant to sec. 16 para. 1 sentence 1 TKG. The fee will be assessed by separate notice on the basis of the 'Telekommunikations-Lizenzgebuhrenverordnung' (TKLGebV) [Telecommunications License Fee Ordinance] of July 28, 1997 issued on the basis of sec. 16 para. 1 sentence 2 TKG (BGBl. I, p. 1936).

This Notice of Change is registered under no. 98 03 0188A.


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(1) FCC equivalent



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                        INSTRUCTIONS AS TO LEGAL REMEDIES

Within one (1) month from notification, a complaint may be filed against this notice with the Verwaltungsgericht Koln [Administrative Court Cologne], Appellhofplatz, 50667 Koln, in writing or on the record of the clerk of the court. The plaintiff, the defendant and the subject of the complaint must be indicated in the complaint. The complaint is to contain a specific petition. The facts and the evidence serving to substantiate the complaint are to be indicated. A sufficient number of copies is to be attached to the complaint and the exhibits so that all parties involved can be given a copy. The complaint has no suspensive effect.





Regulierungsbehorde fur
Telekommunikation und Post                                Mainz, March 24, 1999


i.A. (Signature) Zufall           [Seal of
                             Regulierungsbehorde fur
                           Telekommunikation und Post]